                                                                    Exhibit 99.2

                           NONCOMPETITION AGREEMENT

     THIS NONCOMPETITION AGREEMENT ("Agreement") is made and entered into as of December 28, 1998, between and among HOST MARRIOTT CORPORATION, a Delaware corporation ("HMC"), HOST MARRIOTT, L.P., a Delaware limited partnership (the "Operating Partnership," together with HMC "Host"), CRESTLINE CAPITAL CORPORATION, a Maryland corporation ("CCC"), FERNWOOD HOTEL ASSETS, INC., a Delaware corporation ("Fernwood") and ROCKLEDGE HOTEL PROPERTIES, INC., a Delaware corporation ("Rockledge"). As used in this Agreement, the terms "Host," "CCC," "Fernwood" and "Rockledge" shall mean Host, CCC, Fernwood and Rockledge, respectively, and their respective Subsidiaries and Affiliates (as such terms are defined in Section 1).

     WHEREAS, in connection with (i) the lease of substantially all of the full-service hotels owned by Host, and the sublease of certain limited-service hotels leased by Host from third parties, to CCC (each, a "Hotel Lease" and, together, the "Hotel Leases") and (ii) the lease by Fernwood or Rockledge to CCC of certain furniture, furnishing, fixtures, soft goods, case goods, equipment and other similar items for use in the hotels ("FF&E") under certain leases entered into in connection with the Hotel Leases (the "FF&E Leases"), in each case as part of the REIT Conversion (as defined in Section 1), Host, CCC, Fernwood and Rockledge have agreed to enter into this Agreement; and

     WHEREAS, as of the date hereof, CCC's principal business consists of owning the Senior Living Community Business, the Hotel Leasing Business, the Asset Management Services Business and the Swissotel Management Company Interest (as such terms are defined in Section 1); and WHEREAS, as of the date hereof, Host's principal business consists of owning the Host Business and the Non-Controlled Subsidiary Interests (as such terms are defined in Section 1).

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, in the Hotel Leases and the FF&E Leases, and in the related agreements entered into pursuant to or related to the Hotel Leases or the FF&E Leases, and for other valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Host, CCC, Fernwood and Rockledge agree as follows:

                                  ARTICLE ONE

                                  DEFINITIONS

1.   Definitions.

     The following terms when used herein shall have the meanings set forth below:

     "Affiliates" shall mean any Person directly or indirectly controlling or
      ----------
controlled by, or under direct or indirect common control with, Host, Fernwood, Rockledge or CCC, as the case may be. For purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, through the ownership of voting securities, by contract, or otherwise. Notwithstanding the foregoing, (i) Host's Affiliates shall not include CCC, Marriott International, Inc., Fernwood, Rockledge or any other Non-Controlled Subsidiary, or their respective Subsidiaries or Affiliates, (ii) CCC's Affiliates shall not include Host, Marriott International, Inc., Fernwood, Rockledge or any other Non-Controlled Subsidiary or their respective Subsidiaries or Affiliates, (iii) Fernwood's Affiliates shall not include Host, CCC, Marriott International, Inc., Rockledge or any other Non-Controlled Subsidiary, or their respective Subsidiaries or Affiliates and (iv) Rockledge's Affiliates shall not include Host, CCC, Marriott International, Inc., Fernwood or any other Non-Controlled Subsidiary, or their respective Subsidiaries or Affiliates.

     "Asset Management Services Business" means the provision of asset
      ----------------------------------
management services to owners of hotels, including without limitation, (i) administration of contracts, (ii) review of operating and financial results, financial statements, budgets, revenue projections and capital spending plans with hotel managers and owners, (iii) administration of facility loans, (iv) negotiation of third party management arrangements, (v) assessment of market conditions, (vi) negotiation of regulatory issues and (vii) provision of advice and information in connection with acquisitions or dispositions of hotels.

     "Carried Interest" shall mean with respect to any Person (the "Paying
      ----------------
Person"), any right of another Person (by reason of its status as a general partner, sponsor or otherwise) (the "Recipient Person") either (i) to receive a specific portion of the earnings or assets of the Paying Person once other investors in the Paying Person have received an agreed upon return on their investment in the Paying Person or (ii) to receive payments or other distributions which are disproportionate to the Recipient Person's investment in the Paying Person.

     "CCC" shall have the meaning set forth in the first paragraph of this
      ---
Agreement.

     "CCC Managed Hotel" shall have the meaning given to it in the definition of
      -----------------
"Permitted Operating Lease."

     "Code" shall mean the Internal Revenue Code of 1986, as amended.
      ----

     "Compete" shall mean (i) to conduct or participate or engage in, or bid
      -------
for, or otherwise pursue, a business, whether as a principal, sole proprietor, partner, stockholder, or agent of, or consultant or lender to, or manager for, any Person or in any other capacity, or (ii) to have any ownership or financial interest in any Person or business which conducts, participates or engages in, or bids for, or otherwise pursues, a business, whether as a principal, sole proprietor, partner, stockholder, or agent of, investor in, or consultant or lender to or manager for, any Person or in any other capacity.

     "FF&E" shall have the meaning set forth in the second paragraph of this
      ----
Agreement.

     "FF&E Leases" shall have the meaning set forth in the second paragraph of
      -----------
this Agreement.

     "Fernwood" shall have the meaning set forth in the first paragraph of this
      --------
Agreement.

     "Franchise Business" shall mean the ownership or operation of any single or
      ------------------
multiple full-service hotel management or franchise system operating under one or more common brand names. Without otherwise expanding the definition of "Franchise Business," the term "Franchise Business" shall not include (i) the operation of hotels, whether owned by CCC or otherwise, pursuant to a franchise or similar license agreement with the owner or operator of the brand name as long as such owner or operator is not CCC, including the operation of full-service hotels owned by owners other than CCC pursuant to leases or management agreements, (ii) any business or activity with respect to limited-service hotels or (iii) any asset management activities undertaken with respect to hotels for the owners of such hotels.

     "Host" shall have the meaning set forth in the first paragraph of this
      ----
Agreement.

     "Host Business" shall mean the business of owning, investing in, lending
      -------------
money to, or otherwise financing, full-service hotels, including without limitation the Initial Hotels, acquiring additional existing and newly developed full-service hotels, developing and constructing for ownership by Host full-service hotels, and improving and expanding the Initial Hotels and any additional full-service hotels in which Host acquires an interest. The term "Host Business" shall not include, without limitation, (i) any business or other activity with respect to limited-service hotels or (ii) any business or other activity with respect to full-service hotels other than the acquisition, development or ownership of full-service hotels or equity interests therein.

     "Host REIT" shall mean HMC Merger Corporation, a Maryland corporation into
      ---------
and with which HMC will merge as part of the REIT Conversion.

     "Hotel Lease" shall have the meaning set forth in the second paragraph of
      -----------
this Agreement.

     "Hotel Leasing Business" means the business of any Person of leasing, as
      ----------------------
the tenant or subtenant, limited-service or full-service hotel properties from a REIT pursuant to a lease under which the rental payments made by such Person to the lessor qualify as "rents from real property" within the meaning of Section 856(d) of the Code where such Person will not be the operator or manager of such hotel (other than through a contractual arrangement with a third-party manager that is not an Affiliate of such Person). Without otherwise expanding the foregoing, the term "Hotel Leasing Business" shall not include any lease of a limited-service or full-service hotel property (i) from a lessor that is not a REIT, (ii) from a lessor that is a REIT but pursuant to a lease under which the rental payments made to the lessor do not qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or (iii) where the lessee (or any Affiliate of the lessee) will be the operator or manager of such hotel (other than through a contractual arrangement with a third-party manager that is not an Affiliate of the lessee).

     "Hotel Management Business" means the business of managing, operating or
      -------------------------
franchising limited-service or full-service hotel properties on behalf of third parties with respect to matters incident to the operation of such properties including, without limitation, management services with respect to food, beverages, housekeeping, laundry, vending, plant and equipment operation and maintenance, grounds care, gift or merchandise shops within such properties, reservations, sales and marketing services, conference and meeting facilities, health rooms, swimming and other sports facilities and all other services related to the operation of such hotel properties.

     "Initial Hotels" shall mean the full-service hotels operated primarily
      --------------
under the Marriott, Ritz-Carlton, Four Seasons, Swissotel and Hyatt brand names in which Host will initially have controlling interests or own outright following the REIT Conversion, as set forth on Schedule A hereto.
                                               ----------
     "Lease Term" shall mean the period commencing on the lease commencement
      ----------
date and ending on the initial expiration date of the lease, or, in the case of any extension or renewal of any lease which may be exercised solely at the lessee's option (other than renewals or extensions which provide for rent at then prevailing fair market rental rates), the expiration of the extension or renewal period.

     "Leased Hotel Equity Value" shall mean for a hotel the Leased Hotel Present
      -------------------------
Value of such hotel less the outstanding third party debt (provided by lenders unrelated to the owner of the hotel) with respect to such hotel at the commencement of the Lease Term or reasonably anticipated at such time to become outstanding. For purposes of the foregoing, any debt that is secured directly by the hotel, incurred by the owner of the hotel, or directly or indirectly secured by an equity interest in the entity owning the hotel shall be taken into account.

     "Leased Hotel Present Value" shall mean the estimated total economic
      --------------------------
benefit to be derived from the leased property during the Lease Term, which shall equal the sum of (1) the present value (calculated by applying a discount factor which is appropriate in light of the leased property's condition and overall market conditions at the time of determination of such economic value) of the projected total net operating income from the leased property for the Lease Term (before any deductions for rental payments to be made under the lease and before any deductions for debt service on the hotel or of the tenant or subtenant, but after any deductions for base management fees (but without deduction for "incentive management fees" that are based upon operating profit of the hotel or proceeds from the sale or refinancing of the hotel)) and (2) the present value (calculated by applying a discount factor which is appropriate in light of the leased property's condition and overall market conditions at the time of determination of such economic value) of the projected residual value of the leased property at the expiration of the Lease Term, computed by applying a capitalization rate which is appropriate in light of the leased property's expected condition and overall market conditions as of such date to the projected annual net operating income (before any deductions for rental payments to be made under the lease, and before any deductions for debt service on the hotel or of the tenant or subtenant, but after deduction for any base management fees that a buyer of the hotel would be required to assume (or if greater, an imputed reasonable market-level base management fee) (but without any deduction for "incentive management fees" that are based upon the operating profit of the hotel or proceeds from a sale or refinancing of the hotel)) as of the last day of the Lease Term.

     "Managed Hotel Equity Value" shall mean, with respect to any CCC Managed
      --------------------------
Hotel, the Managed Hotel Present Value of such hotel less the third party debt (provided by lenders unrelated to the owner of the hotel) outstanding (or reasonably contemplated to become outstanding) with respect to such hotel at the commencement of the Management Agreement Term (computed as of the time specified in the specific provision of this Agreement where the term is being used). For purposes of the foregoing, any debt that is secured directly by the hotel, incurred by the owner of the hotel, or directly or indirectly secured by an equity interest in the entity owning the hotel shall be taken into account.

     "Managed Hotel Present Value" shall have the meaning given to it in
      ---------------------------
subsection (ii) of the definition of "Permitted Full-Service Management
Agreement"

(computed as of the time specified in the specific provision of this Agreement where the term is being used).

     "Management Agreement Term" shall have the meaning given to it in the
      -------------------------
definition of "Permitted Full-Service Management Agreement."

     "Merger" shall mean the merger of HMC with and into Host REIT as part of
      ------
the REIT Conversion.

     "1998 Noncompetition Agreement" shall have the meaning set forth in Section
      -----------------------------
4.1.B. hereof.

     "Non-Controlled Subsidiary" shall mean any taxable corporation, including
      -------------------------
without limitation Fernwood and Rockledge, in which the Operating Partnership owns, directly or through a Subsidiary, more than fifty percent (50%) of the economic interest but which the Operating Partnership, either directly or through a Subsidiary, does not control. For purposes of this definition, "control," when used with respect to any Non-Controlled Subsidiary, means the power to direct the management and policies of such Non-Controlled Subsidiary, directly or indirectly, through the ownership of voting securities, by contract, or otherwise.

     "Non-Controlled Subsidiary Interests" shall mean the economic interests
      -----------------------------------
held by the Operating Partnership, either directly or through a Subsidiary, in the Non-Controlled Subsidiaries.

     "Operating Partnership" shall have the meaning set forth in the first
      ---------------------
paragraph of this Agreement.

     "Permitted Full-Service Lease" shall mean either a Permitted REIT Lease or
      ----------------------------
a Permitted Operating Lease.

     "Permitted Full-Service Management Agreement" shall mean a management
      -------------------------------------------
agreement entered into by CCC (or to be entered into by CCC) with respect to a full-service hotel where CCC will be the manager but CCC will not also be the lessee with respect to such full-service hotel and with respect to which the estimated economic benefit to be derived by CCC from such management contract (including any base, incentive and other similar management fees) during the period commencing on the management agreement commencement date and ending on the initial termination date for such management agreement, or, in the case of any extension or renewal of any management agreement which may be exercised solely at the manager's option (other than renewals or extensions which provide for management fees at then prevailing fair market rates), the termination of the extension or renewal period (the "Management Agreement Term"), computed as described in clause (i) below, shall not exceed twenty percent (20%) of the estimated Managed Hotel Present Value (as defined below) (and if CCC is making a direct or indirect investment with respect to the hotel, the condition in Section 3.B(v)(D) shall have been satisfied). For purposes of the foregoing:

                 (i) The estimated economic benefit to be derived by CCC during the Management Agreement Term shall equal the present value of the projected management fees (including base management fees, incentive management fees, and other similar fees payable to CCC pursuant to the management agreement, but not including expense reimbursements), calculated by applying a discount factor which is appropriate in light of overall market conditions at the time of determination of such economic value and the risk to the manager associated with the proposed management agreement fee structure; and

                 (ii) The term "Managed Hotel Present Value" means the estimated total economic benefit to be derived from the managed property during the Management Agreement Term, which shall equal the sum of (1) the present value (calculated by applying a discount factor which is appropriate in light of the managed property's condition and overall market conditions at the time of determination of such economic value) of the projected total net operating income from the managed property for the Management Agreement Term (before any deductions for rental payments to be made under any lease and before any deductions for debt service on the hotel or of the tenant or subtenant, but after any deductions for base management fees (but without deduction for "incentive management fees" that are based upon operating profit of the hotel or proceeds from the sale or refinancing of the hotel)) and (2) the present value (calculated by applying a discount factor which is appropriate in light of the managed property's condition and overall market conditions at the time of determination of such economic value) of the projected residual value of the managed property at the expiration of the Management Agreement Term, computed by applying a capitalization rate which is appropriate in light of the managed property's expected condition and overall market conditions as of such date to the projected annual net operating income (before any deductions for debt service on the hotel or of the tenant or subtenant and before any deductions for rent but after deduction for any base management fee that a buyer of the hotel would be required to assume (or if greater, an imputed reasonable market-level base management fee) (but without any deduction for "incentive management fees" that are based upon operating profit of the hotel or proceeds from a sale or refinancing of the hotel) as of the last day of the Management Agreement Term (the "Managed Hotel Present Value").

     All of the various determinations of net operating income from the managed property provided for above, together with the various adjustments thereto, and the discount rates and capitalization rates to be applied in making the computations provided for above shall be as reasonably determined by CCC (subject to the review and approval of Host in its reasonable judgment and to Section 5.1 of this Agreement in the event that there is a disagreement between Host and CCC with respect thereto).

           "Permitted Operating Lease" shall mean a lease by CCC with respect
            -------------------------
to a full-service hotel where CCC will be the operator or manager of the hotel (other than through a contractual arrangement with a third-party manager) (a "CCC Managed Hotel"), and which meets the following conditions:

                (i) If the lessor is a Publicly-Traded REIT or a Permitted Private REIT and the lease is such that the rental payments made thereunder by CCC to the lessor qualify as "rents from real property" within the meaning of Section 856(d) of the Code, the estimated economic benefit to be derived by CCC from the lease and any related management contract (including both management fees, including any base, incentive and other similar management fees, and any operating profit to be retained by the tenant or subtenant in such capacity) during the Lease Term, computed as described in clause (iii) below, shall not exceed either twenty-five percent (25%) of the Leased Hotel Present Value, or fifty percent (50%) of the Leased Hotel Equity Value of such hotel.

                 (ii) If the lessor is not either a Publicly-Traded REIT or a Permitted Private REIT or if the lease is such that the rental payments made thereunder by CCC to the lessor will not qualify as "rents from real property" within the meaning of Section 856(d) of the Code, the estimated economic benefit to be derived by CCC from the lease and any related management contract (including both management fees, including any base, incentive and other similar management fees, and any operating profit to be retained by the tenant or subtenant in such capacity) during the Lease Term, computed as described in clause (iii) below, shall not exceed either twenty percent (20%) of the Leased Hotel Present Value, or forty percent (40%) of the Leased Hotel Equity Value of such hotel.

                 (iii) For purposes of subparagraphs (i) and (ii) above, the estimated economic benefit to be derived by CCC during the Lease Term shall equal the present value of the sum of (1) the projected net operating income to be received by the tenant or subtenant, respectively, from the leased property for the Lease Term (after deduction for rental payments but before deduction for debt service on the hotel or of the tenant or subtenant and including any residual payments to be received by the tenant or subtenant at any time during the Lease Term (including on the last day thereof)) and (2) the projected management fees to be received by CCC, the tenant or the subtenant during the Lease Term (including base management fees, incentive management fees, and other similar fees payable to CCC pursuant to the management agreement, but not including expense reimbursements), calculated by applying a discount factor which is appropriate in light of the leased property's condition and overall market conditions at the time of determination of such economic value and the risk to the tenant or subtenant associated with the proposed lease structure.

     All of the various determinations of net operating income from the leased property provided for above, together with the various adjustments thereto, and the discount rates and capitalization rates to be applied in making the computations provided for above shall be as reasonably determined by CCC (subject to the review and approval of Host in its reasonable judgment and to Section 5.1 of this Agreement in the event that there is a disagreement between Host and CCC with respect thereto).

     "Permitted Private REIT" shall mean an entity that would be a Publicly-
      ----------------------
Traded REIT but for the fact that shares of capital stock or other units of equity interests of the REIT that are generally entitled to vote for the election of directors or similar managers are not listed or admitted to trading on the New York Stock Exchange or the American Stock Exchange or designated for quotation on the Nasdaq National Market, or any successor to any of the foregoing, so long as CCC's lease or sublease of a full-service hotel from such entity and any other investment in or with respect to such full-service hotel would not cause CCC to violate Section 3.D.

     "Permitted REIT Lease" shall mean a lease by CCC that is with respect to a
      --------------------
full-service hotel where CCC will not be the operator or manager of such hotel (other than through a contractual arrangement with a third-party manager) and which meets the following conditions:

                 (i) the lessor must be a Publicly-Traded REIT or a Permitted Private REIT and the rental payments made by CCC to the lessor must qualify as "rents from real property" within the meaning of Section 856(d) of the Code; and

                 (ii) the estimated economic benefit to be derived by the tenant or subtenant, as applicable, during the Lease Term shall not exceed fifteen percent (15%) of the Leased Hotel Present Value.

                 (iii) For purposes of clause (ii) above, the estimated economic benefit to be derived by the tenant or subtenant during the Lease Term shall equal the present value of the projected net operating income to be received by the tenant or subtenant, respectively, from the leased property for the Lease Term (after deduction for rental payments but before deduction for debt service on the hotel or of the tenant or subtenant and including any residual payments to be received by the tenant or subtenant at any time during the Lease Term (including on the last day thereof)), calculated by applying a discount factor which is appropriate in light of the leased property's condition and overall market conditions at the time of determination of such economic value and the risk to the tenant or subtenant associated with the proposed lease structure.

     All of the various determinations of net operating income from the leased property provided for above, together with the various adjustments thereto, and the discount rates and capitalization rates to be applied in making the computations provided for above shall be as reasonably determined by CCC (subject to the review and approval of Host in its reasonable judgment and to Section 5.1 of this Agreement in the event that there is a disagreement between Host and CCC with respect thereto).

     "Person" shall mean any person, firm, corporation, general or limited
      ------
partnership, association, or other entity.

     "Primary Host Lessee" shall mean the lessee of more than 25% by number of
      -------------------
the Initial Hotels.

     "Publicly-Traded REIT" shall mean a REIT whose shares of capital stock or
      --------------------
other units of equity interests that are generally entitled to vote for the election of directors or similar managers are listed or admitted to trading on the New York Stock Exchange or the American Stock Exchange or designated for quotation on the Nasdaq National Market, or any successor to any of the foregoing. The term "Publicly-Traded REIT" shall include any Person whose operations are consolidated with those of a Publicly-Traded REIT under generally accepted accounting principles or in which the Publicly-Traded REIT otherwise owns, directly or indirectly, a twenty-five percent (25%) or greater equity interest so long as, in either case, the Publicly-Traded REIT must take the assets and operations of such Person into account in determining whether it satisfies the income and asset requirements of Section 856(c) of the Code.

     "REIT" shall mean a "real estate investment trust" within the meaning of
      ----
Sections 856 through 859 of the Code.

     "REIT Conversion" shall mean the reorganization of Host's business
      ---------------
operations to permit Host REIT to qualify as a REIT, including the Merger and the other transactions described in the Prospectus/Consent Solicitation that is part of the Registration Statement filed with the Securities and Exchange Commission by Host REIT and the Operating Partnership on Form S-4 (File No. 333-55807).

     "Rockledge" shall have the meaning set forth in the first paragraph of this
      ---------
Agreement.

     "Senior Living Community Business" shall mean, as to any Person, the
      --------------------------------
business of developing, acquiring, owning or investing in, existing and newly developed retirement community properties (including, without limitation, assisted living facilities, independent care facilities and nursing homes), improving and expanding the retirement community properties (including, without limitation, assisted living facilities, independent care facilities and nursing homes) owned and acquired by such Person and/or operating retirement community properties (including, without limitation, assisted living facilities, independent care facilities and nursing homes) for other owners thereof (whether pursuant to a management agreement, operating agreement, lease, license or otherwise).

     "Subsidiaries" shall mean corporations or other entities which are more
      ------------
than ten percent (10%) owned, directly or indirectly, by Host, CCC, Fernwood or Rockledge, as the case may be, and partnerships in which Host, CCC, Fernwood or Rockledge, as the case may be, or a Subsidiary thereof, is a general partner. Notwithstanding the foregoing, Host's Subsidiaries shall not include Fernwood, Rockledge or any other Non-Controlled Subsidiary which becomes a party to this Agreement or otherwise agrees to be bound by terms which are substantially the same as those set forth in Section 2.

     "Swissotel Management Company Interest" means CCC's 25% interest in
      -------------------------------------
Swissotel Management (U.S.A.) L.L.C.

     "Transfer" shall mean the sale, conveyance, disposal of or other transfer
      --------
of ownership, title or other interest.


                                  ARTICLE TWO

               NONCOMPETITION WITH RESPECT TO THE SENIOR LIVING
                              COMMUNITY BUSINESS

2.   Certain Restrictions on Host, Fernwood and Rockledge.

     A. Except as provided in Section 2.C., from the date hereof until December 31, 2003, neither Host, Fernwood nor Rockledge shall Compete in the Senior Living Community Business.

     B. Except as provided in Section 2.C., from the date hereof until the earlier of (i) December 31, 2008 and (ii) the date on which CCC is no longer the Primary Host Lessee, neither Host, Fernwood nor Rockledge shall Compete in the Hotel Leasing Business.

     C. Neither Section 2.A. nor Section 2.B. shall prohibit Host, Fernwood or Rockledge from engaging in the following activities:

           (i) the ownership of any equity interest in any Person which Competes in the Senior Living Community Business or the Hotel Leasing Business if Host, Fernwood or Rockledge, as the case may be, directly or indirectly, is the beneficial owner of not more than five percent (5%) of such Person's outstanding equity interests, including for such purpose any Carried Interest in such Person, whether or not earned (based upon the maximum percentage applicable for such Carried Interest) and cannot, by reason of the ownership of such equity interest or otherwise, have any right to control such Person (including, but not limited to, control resulting from a general partner interest, special rights as a manager of a limited liability company or similar entity, contractual or other rights to representation on the board of such Person that are disproportionate to Host's, Fernwood's or Rockledge's, as the case may be, equity ownership in such Person, disproportionate voting rights with respect to Host's, Fernwood's or Rockledge's, as the case may be, equity position, or veto or approval rights as to major decisions);

           (ii) the acquisition (by merger, stock purchase or otherwise) of, or the purchase of assets from, any Person who Competes in the Senior Living Community Business or the Hotel Leasing Business if the fair market value, on the acquisition date, of the acquired assets which relate to activities which Compete with the Senior Living Community Business or the Hotel Leasing Business, as the case may be, do not constitute more than ten percent (10%) of the total purchase price for the transaction; or

           (iii) (A) the leasing, directly or indirectly, by Host from Fernwood or Rockledge or by Fernwood or Rockledge from Host of limited-service or full-service hotel properties, (B) the leasing, directly or indirectly, by Host of properties pursuant to the leases listed on Schedule B attached hereto, including any renewals or extensions thereof, (C) the leasing, directly or indirectly, by Host, Fernwood or Rockledge from any other Person of limited-service or full-service hotel properties where Host, Fernwood or Rockledge, as the case may be, has a direct or indirect equity interest in such Person sufficient for such Person to be consolidated with Host for financial accounting purposes, or (D) any leasing, directly or indirectly, by Host, Fernwood, Rockledge or any other Non-Controlled Subsidiary, as lessee, of full-service hotels or limited-service hotels pursuant to leases that would not fall within the scope of the term "Hotel Leasing Business."

        D. Each of Host, Fernwood and Rockledge agrees that, from the date hereof until December 31, 2000, it will not solicit, hire or induce the termination of employment of, a person who is employed by CCC at the time of, or was employed by CCC at any time within three months prior to, such solicitation, hiring or inducement and whose grade is, or, if applicable, was at the time of the termination of his employment with CCC, the equivalent of Host's current grade 56 or above.

                                 ARTICLE THREE

               NONCOMPETITION WITH RESPECT TO THE HOST BUSINESS

3.      Certain Restrictions on CCC.

        A. Except as provided in Section 3.B., from the date hereof until the earlier of (i) December 31, 2008 and (ii) the date on which CCC is no longer the Primary Host Lessee, (a) CCC shall not Compete in the Host Business, and (b) CCC shall not, without the consent of Host, in its sole and absolute discretion, either enter into any leases with respect to full-service hotels other than Permitted Full-Service Leases or enter into any management agreements with respect to full-service hotels other than Permitted Full-Service Management Agreements and management agreements in connection with Permitted Operating Leases.

        B. Section 3.A. shall not prohibit CCC from engaging in the following activities:

             (i) any activity (including any investments) undertaken by CCC that is necessary to and reasonably connected with its business of acting as a lessee of full-service hotels, including acquisitions of property and assets used in such hotels that are incidental to CCC's role as lessee (such as "hotel working capital" and "furniture, fixtures and equipment" in a manner similar to that contemplated under the Hotel Leases) but excluding loans to or equity investments in the lessor or any of its Affiliates except to the extent permitted under clause (v) below;

             (ii) any activity undertaken by CCC with respect to the Asset Management Services Business;

             (iii) the ownership of any equity interest in any Person which Competes in the Host Business if CCC, directly or indirectly, is the beneficial owner of not more than five percent (5%) or more of such Person's outstanding equity interests, including for such purpose any Carried Interest in such Person, whether or not earned (based upon the maximum percentage applicable for such Carried Interest) and cannot, by reason of the ownership of such equity interest or otherwise, have any right to control such Person

        (including, but not limited to, control resulting from a general partner interest, special rights as a manager of a limited liability company or similar entity, contractual or other rights to representation on the board of such Person that are disproportionate to CCC's equity ownership in such Person, disproportionate voting rights with respect to CCC's equity position, or veto or approval rights as to major decisions);

             (iv) the acquisition (by merger, stock purchase or otherwise) of, or the purchase of assets from, any Person who Competes in the Host Business if the fair market value, on the acquisition date, of the acquired assets which relate to activities which Compete with the Host Business do not constitute more than ten percent (10%) of the total purchase price for the transaction; or

             (v) the provision of financing for any full-service hotel (whether directly or by participation in a lender syndicate) so long as the following conditions are met:

                    (A) on the date on which CCC becomes contractually committed to provide such financing (1) CCC is (or in connection with such financing will become) the lessee (or lessee and manager) of such hotel pursuant to a lease which is a Permitted Full-Service Lease,
             (2) CCC is (or in connection with such financing will become) the manager of such hotel pursuant to a management agreement which is a Permitted Full-Service Management Agreement, or (3) CCC has a bona fide contract to become either the lessee (or lessee and manager) of such hotel pursuant to a lease which would be a Permitted Full-Service Lease or the manager of such hotel pursuant to a management agreement which would be a Permitted Full-Service Management Agreement upon completion of the construction and development or stabilization of such hotel and upon satisfaction of reasonable conditions;

                    (B) if such financing is in the form of a loan, (x) the
             present value of CCC's interest in the hotel represented by such financing (determined applying the principles set forth in clause
             (E) below) does not exceed fifteen percent (15%) of the Leased Hotel Present Value or Managed Hotel Present Value, as applicable, of the hotel which is subject to such financing, each determined as of the date on which CCC becomes contractually committed to provide such financing, and (y) such loan does not include any equity participation feature (whether in the form of warrants, options, a conversion right, interest payments based upon profits, revenues, and/or appreciation, or otherwise) that would cause CCC to violate clause (C) below at any time, assuming for purposes of such determination that CCC would exercise any and all options and other rights that it might have in connection with such loan (provided that the foregoing shall not prevent the exercise by CCC of its rights upon foreclosure of such indebtedness unless the default with respect to such indebtedness giving the right to such foreclosure had occurred or was imminent at the time CCC acquired such indebtedness),

                    (C) if such financing is in the form of an equity
             investment, directly or indirectly, in the full-service hotel or the Person owning, directly or indirectly, such hotel, CCC will not beneficially own (and will not have any right to acquire beneficial ownership of) more than fifteen percent (15%) of the outstanding Leased Hotel Equity Value or Managed Hotel Equity Value, as applicable, computed on the date on which CCC becomes contractually committed to make such equity investment (including for such purpose any Carried Interest in the Person which owns such hotel, whether or not earned (based upon the maximum percentage applicable for such Carried Interest)), and CCC cannot, by reason of the ownership of such equity interest or otherwise, have any right to control the hotel or the Person owning such hotel (including, but not limited to, control resulting from a general partner interest, special rights as a manager of a limited liability company or similar entity, contractual or other rights to representation on the board of such Person that are disproportionate to CCC's equity ownership in such Person, disproportionate voting rights with respect to CCC's equity position, or veto or approval rights as to major decisions), and

                    (D) the following condition, as applicable, is satisfied:

                    (1) if the Permitted Full-Service Lease will not be a Permitted Operating Lease where the lessor is a Publicly-Traded REIT or a Permitted Private REIT and with respect to which the rental payments made thereunder by CCC to the lessor qualify as "rents from real property" within the meaning of Section 856(d) of the Code, the combined economic interest of CCC in the full-service hotel under such Permitted Full-Service Lease (calculated as set forth in the definition of "Permitted REIT Lease" or "Permitted Operating Lease," as applicable) and the present value of CCC's interest in the hotel represented by any financing or equity interests described in clauses (B) and (C) above (determined applying the principles set forth in clause (E) below), all determined as of the date CCC becomes contractually committed to make such investment, cannot exceed either (x) twenty percent (20%) of the Leased Hotel Present Value, on the date CCC becomes contractually committed to provide such financing, of the hotel which is subject to such financing, or (y) forty percent (40%) of the Leased Hotel Equity Value of such hotel on such date; or

                    (2) if the Permitted Full-Service Lease will be a Permitted Operating Lease where the lessor is a Publicly-Traded REIT or a Permitted Private REIT and with respect to which the rental payments made thereunder by CCC to the lessor qualify as "rents from real property" within the meaning of Section 856(d) of the Code, the combined economic interest of CCC in the full-service hotel under such Permitted Full-Service Lease (calculated as set forth in the definition of "Permitted REIT Lease" or "Permitted Operating Lease," as applicable) and the present value of CCC's interest in the hotel represented by any financing or equity interests described in clauses (B) and (C) above (determined applying the principles set forth in clause (E) below), all determined as of the date CCC becomes contractually committed to make such investment, cannot exceed either (x) twenty-five percent (25%) of the Leased Hotel Present Value, on the date CCC becomes contractually committed to provide such financing, of the hotel which is subject to such financing, or (y) fifty percent (50%) of the Leased Hotel Equity Value of such hotel on such date; or

                    (3) if CCC is a party to, or has a bona fide contract to become a party to, a Permitted Full-Service Management Agreement, the combined economic interest of CCC in the full-service hotel under such Permitted Full-Service Management Agreement (calculated as set forth in the definition of "Permitted Full-Service Management Agreement") and the present value of CCC's interest in the hotel represented by any financing or equity interests described in clauses (B) and (C) above (determined applying the principles set forth in clause (E) below), all determined as of the date CCC becomes contractually committed to make such investment, cannot exceed either (x) twenty percent (20%) of the Managed Hotel Present Value, on the date CCC becomes contractually committed to provide such financing, of the hotel which is subject to such financing, or (y) forty percent (40%) of the Managed Hotel Equity Value of such hotel on such date. (Payments to a third party unrelated to the owner of the hotel to purchase an existing management agreement do not constitute an investment subject to the foregoing provisions.)

                    (E) For purposes of this Section 3.B.(v), the present value of CCC's interest in any financing or equity interests shall be determined by computing the present value of the cash flow projected to be received by CCC with respect to such financing or equity interest during the Lease Term or the Management Agreement Term, as applicable, assuming that the hotel is sold for its projected fair market value at the expiration of the Lease Term or Management Agreement Term, as applicable, and the proceeds of such sale are applied to repay debt and make distributions to equity owners in accordance with their respective interests, calculated by applying a discount factor which is appropriate in light of overall market conditions at the time of determination of such economic value and the risk to CCC associated with the proposed financing or equity interest. All of the various determinations of cash flow projected to be received from the proposed financing or equity interest and the discount rates to be applied in making the computations provided for above (and any capitalization rates to be applied for determining projected fair market values at the expiration of the Lease Term or Management Agreement Term, as applicable) shall be as reasonably determined by CCC (subject to the review and approval of Host in its reasonable judgment and to Section 5.1 of this Agreement in the event that there is a disagreement between Host and CCC with respect thereto).

        C. CCC agrees that, from the date hereof until December 31, 2000, it will not solicit, hire, or induce the termination of employment of, a person who is employed by Host, Fernwood or Rockledge at the time of, or was employed by Host, Fernwood or Rockledge at any time within three months prior to, such solicitation, hiring or inducement and whose grade, is or, if applicable, was at the time of the termination of his employment with Host or Fernwood or Rockledge, the equivalent of Host's current grade 56 or above.

        D. Notwithstanding any other provision of this Agreement, until the expiration of the period set forth in Section 3.A., CCC shall not lease or sublease any full-service hotel from a REIT that is not a Publicly-Traded REIT unless the combined investments, if any, of CCC in such lease and any other leases of full-service hotels from REITs that are not Publicly-Traded REITs (including any security or other deposits provided by CCC to the landlord) and any financing or equity interests in hotels leased from such REITs (or in the Persons owning such hotels) (with the value thereof determined using the methodology described in Section 3.B(v)(E) above as of the date on which the determination is being made under this Paragraph D) does not exceed the greater of $125,000,000 or fifteen percent (15%) of the book value of CCC's assets as of such date.

                                 ARTICLE FOUR

               LIMITATION ON ENGAGEMENT IN THE HOTEL MANAGEMENT
                                   BUSINESS

4.   Certain Restrictions on CCC.

     A. Except as provided in Sections 4.1.B. and 4.1.C., CCC shall be entitled to Compete in the Hotel Management Business.

     B. CCC acknowledges that the provisions of that certain Restated Noncompetition Agreement between and among Host and Marriott International, Inc., dated March 3, 1998 (the "1998 Noncompetition Agreement"), applies to it and that such 1998 Noncompetition Agreement has been amended effective the date hereof to include CCC as a party thereto.

     C. Notwithstanding the foregoing Section 4.1.A., from the date hereof until the earlier of (i) December 31, 2008 and (ii) the date on which CCC is no longer the Primary Host Lessee, CCC shall comply with the following restrictions:

                (i) CCC shall not, without the consent of Host in its sole discretion, engage in the Hotel Management Business with regard to any hotels owned by Host, provided that, the foregoing shall not be deemed to prohibit CCC from acting in its capacity as a lessee of hotels owned by Host where CCC has engaged another Person who is not a Affiliate of CCC to manage or operate, within the meaning of the term "Hotel Management Business," the leased hotels.

                (ii) CCC shall not engage in the Hotel Management Business with regard to any full-service hotels not owned by Host unless either (a) if CCC is not the lessee (or sublessee) with respect to such hotel, the management agreement with respect to such hotel is a Permitted Full-Service Management Agreement, or (b) if CCC is either the lessee or sublessee with respect to such hotel, the lease with respect to such hotel is a Permitted Full-Service Lease and CCC is compliance with the conditions set forth in Section 3.B(v) with respect to such hotel.

                (iii) CCC shall not Compete in the Franchise Business.

     D. Notwithstanding anything herein to the contrary, nothing in this Agreement shall prohibit CCC from owning the Swissotel Management Company Interest or any activities undertaken by Swissotel Management (U.S.A.) L.L.C.

                                 ARTICLE FIVE

                                 MISCELLANEOUS

5.1     Arbitration of Certain Matters.

        Host, CCC, Fernwood and Rockledge agree that any controversy or dispute concerning any calculation or determination of value, present values, net operating income, anticipated cash flow, capitalization rate or sales arising under the definition of "Host Leasing Business," "Leased Hotel Equity Value," "Leased Hotel Present Value," "Permitted Full-Service Management Agreement," "Managed Hotel Present Value," or "Managed Hotel Equity Value" in Section 1, or under Section 2.C.(ii), Section 3.B.(iv), Section 3.B.(v), or Section 3.E hereof, including without limitation any dispute as to whether as determination of any of the foregoing by CCC is reasonable, shall be settled in arbitration in accordance with the Rules of the American Arbitration Association then in effect. Such arbitration shall take place in Washington, D.C. Any judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitrators shall not, under any circumstances, have any authority to award punitive, consequential, exemplary or similar damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of this Agreement. Nothing contained in this
Section 5.1 shall limit or restrict in any way the right or power of a party at any time to seek injunctive relief in any court and to litigate the issues relevant to such request for injunctive relief before such court (i) to restrain the other party from breaching this Agreement, or (ii) for specific enforcement of this Section 5.1. The parties agree that any legal remedy available to a party with respect to a breach of this Section 5.1 will not be adequate and that, in addition to all other legal remedies, each party is entitled to an order specifically enforcing this Section 5.1. Neither party nor the arbitrators may disclose the existence or results of any arbitration under this Agreement or any evidence presented during the course of the arbitration without the prior written consent of both parties, except as required to fulfill applicable disclosure and reporting obligations, or as otherwise required by agreements with third parties, or by law.

5.2     Entire Agreement.

        This Agreement, the Hotel Leases, the FF&E Leases and the 1998 Noncompetition Agreement constitute the entire agreement of the parties concerning the subject matter hereof.

5.3     Modification.

        This Agreement may only be amended, modified or supplemented in a written agreement signed by both parties hereto.

5.4     Waiver.

        No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision hereof, except by written instrument of the party charged with such waiver or estoppel.

5.5     Severability.

        Host, CCC, Fernwood and Rockledge agree that the period of restriction and the lack of geographical area of restriction imposed upon the parties are fair and reasonable, are reasonably required for the protection of each of the parties hereto and have been specifically negotiated and carefully tailored with a view to preventing the serious and irreparable injury the other party will suffer in the event of competition by such party with the other party during the time periods set forth herein. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect as though the invalid portions were not a part hereof. If the provisions of this Agreement relating to the geographical area of restriction or the period of restriction shall be deemed to exceed the maximum geographical area or period which a court having jurisdiction over the matter would deem enforceable, such area or period shall, for purposes of this Agreement, be deemed to be the maximum geographical area or period which such court would deem valid and enforceable.

5.6     Remedies.

        CCC, Host, Fernwood and Rockledge agree that irreparable damage would occur in the event any of the provisions of this Agreement were not to be performed in accordance with the terms hereof, and that their remedy at law for any breach of the other party's obligations hereunder would be inadequate. CCC, Host, Fernwood and Rockledge agree and consent that temporary and permanent injunctive relief may be granted in any proceeding which may be brought to enforce any provision hereof without the necessity of proof of actual damage.

        The parties hereby agree that the obligations of each of Host, Fernwood and Rockledge hereunder are independent and that none of them shall have any liability for the breach by any of the others of such other's obligations hereunder. CCC and Host agree that, in the event that any Non-Controlled Subsidiary which is not a party to this Agreement engages in any activity in which Host is prohibited from engaging under this Agreement, CCC shall not be entitled to terminate this Agreement but Host shall indemnify and hold CCC harmless from any liabilities, damages, losses and reasonable expenses incurred by CCC as a result thereof.

5.7     Enforceability.

        The terms, conditions and promises contained in this Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto, their heirs, personal representatives, or successors and assigns. Without limiting the generality of the foregoing, the parties agree that, following the Merger, Host REIT shall be deemed to be a successor of Host under this Agreement. Each of the parties hereto shall cause its Subsidiaries which are not Non-Controlled Subsidiaries to comply with such party's obligations hereunder. Nothing herein, expressed or implied, shall be construed to give any other Person any legal or equitable rights hereunder.

5.8     Assignment and Successors and Assigns.

        Neither party shall, without the prior written consent of the other, assign any rights or delegate any obligations under this Agreement. Notwithstanding anything herein to the contrary, the restrictions, rights and obligations set forth herein shall be treated as follows: in the event Host Transfers all or substantially all of the Host Business, the transferee thereof shall automatically be bound by the terms of this Agreement; in the event CCC Transfers all or substantially all of the Senior Living Community Business or all or substantially all of the Hotel Leasing Business or all or substantially all of the Asset Management Services Business, the transferee thereof shall automatically be bound by the terms of this Agreement; and, in the event either Fernwood or Rockledge Transfers all or substantially all of its business of leasing FF&E to lessees of full and limited-service hotels, the transferee thereof shall automatically be bound by the terms of this Agreement. The parties acknowledge that, upon the effectiveness of the Merger, Host REIT shall succeed to all of the rights and obligations of HMC under this Agreement.

5.9     Consent to Jurisdiction.

        Subject to Section 5.1 hereof, the parties irrevocably submit to the exclusive jurisdiction of (i) the Courts of the State of Maryland in Montgomery County, and (ii) if federal jurisdiction exists, the United States District Court for the State of Maryland for the purposes of any suit, action or other proceeding arising out of this Agreement.

5.10    Interpretation.

        When a reference is made to this Agreement to a Section, Article, or Schedule, such reference shall be to a Section, Article, or Schedule of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall neither affect the meaning or interpretation of this Agreement, nor define or limit the scope or intent of any provision or part hereof. Whenever the words "include," or "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

5.11    Notices.

        All notices and other communications hereunder shall be in writing and shall be delivered by hand, by telecopier with computer generated acknowledgment of receipt, by mail or by Federal Express or similar expedited commercial carrier, to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice), postpaid and certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier), and shall be deemed given on the date of acknowledged receipt, in the case of a notice by telecopier, and, in all other cases, on the date of receipt or refusal:

To Host:

        Host Marriott Corporation
        10400 Fernwood Road
        Bethesda, Maryland 20817
        Attention: Christopher G. Townsend, Senior Vice
                   President, General Counsel and
                   Corporate Secretary
        Fax No.:  301/380-3588

To CCC:

        Crestline Capital Corporation
        10400 Fernwood Road
        Bethesda, Maryland 20817
        Attention:  General Counsel
        Fax No.:  240/694-2040

with a copy to:

        Crestline Capital Corporation
        10400 Fernwood Road
        Bethesda, Maryland 20817
        Attention:  Executive Vice President - Asset Management
        Fax No.:  240/694-2082


To Fernwood:

        Fernwood Hotel Assets, Inc.
        10400 Fernwood Road
        Bethesda, Maryland  20817
        Attention:  President
        Fax:  301/380-6338

With a copy to:

        Host Marriott Corporation Law Department,
         as agent for Fernwood Hotel Assets, Inc.
        10400 Fernwood Road
        Bethesda, Maryland 20817
        Attention:  Christopher G. Townsend, Senior Vice
                    President, General Counsel and
                    Corporate Secretary
        Fax No.:  301/380-3588

To Rockledge:

        Rockledge Hotel Properties, Inc.
        10400 Fernwood Road
        Bethesda, Maryland  20817
        Attention:  President
        Fax:  301/380-5188

With a copy to:

        Host Marriott Corporation Law Department,
         as agent for Rockledge Hotel Properties, Inc.
        10400 Fernwood Road
        Bethesda, Maryland 20817
        Attention:  Christopher G. Townsend, Senior Vice
                    President, General Counsel and
                    Corporate Secretary
        Fax No.:  301/380-3588


5.12    Governing Law.

        This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland, regardless of the laws that might be applied under applicable principles of conflicts of laws.

5.13    Relationship of Parties.

        It is understood and agreed that nothing in this Agreement shall be deemed or construed by the parties or any third party as creating an employer-employee, principal/agent, partnership or joint venture relationship between or among the parties.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the day and year first above written.


                                        CRESTLINE CAPITAL CORPORATION



                                        By: /s/ Bruce D. Wardinski
                                           ____________________________________
                                        Name:     Bruce D. Wardinski
                                        Title:    President and Chief Executive
                                                  Officer



                                        HOST MARRIOTT CORPORATION



                                        By: /s/ Christopher G. Townsend
                                           ____________________________________
                                        Name:
                                        Title:



                                        HOST MARRIOTT, L.P.

                                        By: HMC REAL ESTATE LLC,
                                            General Partner


                                        By: /s/ Christopher G. Townsend
                                           ____________________________________
                                        Title:


                                        FERNWOOD HOTEL ASSETS, INC.



                                        By: /s/ Christopher G. Townsend
                                           ____________________________________
                                        Name:
                                        Title:

                                        ROCKLEDGE HOTEL PROPERTIES,
                                        INC.



                                        By: /s/ Christopher G. Townsend
                                           ____________________________________
                                        Name:
                                        Title:


            The undersigned is executing this Agreement solely for the purpose of acknowledging and consenting to the provisions of the last sentence of
Section 5.8 hereof.


                                        HMC MERGER CORPORATION



                                        By: /s/ Christopher G. Townsend
                                           ____________________________________
                                        Name:
                                        Title: